Capital risk	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital risk

Capital risk

Overview (unaudited)	Key metrics (unaudited)

Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business needs, regulatory requirements and market expectations, including dividend and AT1 distributions.

In this section, we set out how we are regulated. We also give details of the impact of IFRS 9 on regulatory capital. We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group.

We then analyse our capital resources and key capital ratios.

CET1 capital ratio of 13.2% (2017: 12.2%) Total capital resources decreased to £15.9bn (2017: £16.7bn)

THE SCOPE OF OUR CAPITAL ADEQUACY

Regulatory supervision

For capital purposes, we are subject to prudential supervision by the PRA, as a UK banking group, and by the European Central Bank (ECB) as a member of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM). Although we are part of the Banco Santander group, we do not have a guarantee from our ultimate parent Banco Santander SA and we operate as an autonomous subsidiary. As we are part of the UK sub-group that is regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments. Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. The basis of consolidation for our capital disclosures is substantially the same as for our Consolidated Financial Statements. Following the implementation of our ring-fencing plans, with effect from 1 January 2019 Santander UK plc is now the head of the ring-fenced bank sub-group and is subject to regulatory capital and leverage rules.

CAPITAL RISK MANAGEMENT

The Board is responsible for capital management strategy and policy and ensuring that our capital resources are monitored and controlled within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This reflects the commercial environment we operate in, our strategy for each material risk and the potential impact of any adverse scenarios or stresses on our capital position.

Management of capital requirements

Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response. In:

•	An adverse economic stress, which we might expect to occur once in 20 years, the firm should remain profitable and exceed all regulatory capital minimums at all times.

•

A very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should meet all regulatory capital minimums at all times. This is subject to the use of regulatory buffers designed for such a stress.

Management of capital resources

We use a mix of regulatory and EC ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs. We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both economic and regulatory capital measures.

We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.

Risk measurement

We apply Banco Santander’s approach to capital measurement and risk management for CRD IV. As a result, Santander UK plc is classified as a significant subsidiary of Banco Santander SA.

Key metrics (unaudited)

The main metrics we use to measure capital risk are:

Key risk metrics	Description
CET1 capital ratio	CET1 capital divided by RWAs.
Total capital ratio	CRD IV end-point Tier 1 capital divided by RWAs.

Stress testing (unaudited)

Each year we create a capital plan, as part of our ICAAP. We also develop a series of macroeconomic scenarios to stress test our capital needs, and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internally assigned buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.

Risk mitigation

We have designed our capital risk framework, policies and procedures to ensure that we operate within our risk appetite. We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries. For details on our Recovery framework in the event of a capital stress, see the risk mitigation section in the ‘Liquidity risk’ section.

At 31 December 2018, Santander UK plc, ANTS and Cater Allen Limited, which are the three PRA-regulated entities within the Santander UK group, were party to a capital support deed dated 23 December 2015 (the Capital Support Deed 2015) with Santander UK Group Holdings plc and certain other non-regulated subsidiaries of Santander UK plc. The parties to the Capital Support Deed 2015 were permitted by the PRA to form a core UK group as defined in the PRA Rulebook. Exposures of each of the three regulated entities to other members of the core UK group were exempt from large exposure limits that would otherwise apply. The purpose of the Capital Support Deed 2015 was to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the event that one of the regulated parties breached or was at risk of breaching its capital resources requirements or risk concentrations requirements.

The core UK group permission as supported by the Capital Support Deed 2015 expired on 31 December 2018. With effect from 1 January 2019, and in accordance with our ring-fenced structure, Santander UK plc, Cater Allen Limited and certain other non-regulated subsidiaries within the ring-fenced bank entered into a new Capital Support Deed dated 13 November 2018 (the RFB Sub-Group Capital Support Deed). From 1 January 2019, the parties to the RFB Sub-Group Capital Support Deed were permitted by the PRA to form a new core UK group, a permission which will expire on 31 December 2021. Other than the change of the entities in scope, the purpose of the RFB Sub-Group Capital Support Deed is the same as the Capital Support Deed 2015.

Risk monitoring and reporting

We monitor and report regularly against our capital plan. We do this to identify any change in our business performance that might affect our capital. Every month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.

CAPITAL RISK REVIEW

2018 compared to 2017 (unaudited)

Our CET1 capital ratio increased 100bps to 13.2% at 31 December 2018 (2017: 12.2%), with ongoing capital accretion and risk management initiatives leaving us strongly capitalised in the current environment. CET1 capital was broadly in line with the prior year at £10.4bn, with dividend payments largely offset by ongoing capital accretion through retained profits. Our total capital ratio increased to 20.3% at 31 December 2018 (2017: 19.2%).

Impact of IFRS 9 on regulatory capital

The implementation of IFRS 9 on 1 January 2018 resulted in an initial reduction in our CET1 capital ratio by 8 basis points to 12.13% which, following the application of EU transitional arrangements for the capital impact of IFRS 9, reduced to 12.16%. As a result, the adoption of IFRS 9 did not have a material impact on our capital position.

As our ECL methodology takes account of forward-looking data covering a range of possible economic outcomes, ECL-based provisioning is expected to be more volatile than IAS 39 incurred loss-based provisioning and consequently is likely to impact our CET1 capital levels, resulting in increased pro-cyclicality of risk-based capital and leverage ratios. However, the impact is currently mitigated by our surplus of expected losses over provisions for exposures using IRB approaches. For such exposures (which include residential mortgages) the adverse impact to CET1 capital of provision increases from reserve movements is offset by the associated reduction of the negative CET1 capital adjustment for regulatory expected loss amounts. Furthermore, the EU transitional arrangements for the capital impact of IFRS 9 mean that adverse CET1 effects from increases in ECL-based provisions from the level of such provisions at 1 January 2018 are partially reduced until the end of 2022.

We reflect projections of ECL-based provisions in our capital position forecasting under base case and stress scenarios for ICAAP and capital management purposes and consider the impact of the dynamics of ECL in how we assess, monitor and manage capital risk. We expect IFRS 9 ECL charges to be more volatile than IAS 39 incurred losses. This could result in material favourable and unfavourable swings to our Income Statement. Whilst the initial impacts of IFRS 9 were based on estimates prepared in a supportive economic environment, a period of economic instability could significantly impact our Income Statement and the net carrying amount of our financial assets. It could also impact the amount of capital we have to hold. We take into account the volatility of ECL in our capital planning strategy.

Key capital ratios (unaudited)

	2018%	2017%
CET1 capital ratio	13.2	12.2
AT1	2.2	2.4
Grandfathered Tier 1	0.8	0.8
Tier 2	4.1	3.8

Total capital ratio	20.3	19.2

The total subordination available to Santander UK plc bondholders was 20.3% (2017: 19.7%) of RWAs.

The total subordination available to Santander UK plc bondholders was 20.3% (2017: 19.7%) of RWAs.

Regulatory capital resources

This table shows our regulatory capital.

	2018 £m	2017 £m
CET1 capital	10,374	10,620

AT1 capital	2,349	2,762

Tier 1 capital	12,723	13,382

Tier 2 capital	3,223	3,334

Total regulatory capital(1)	15,946	16,716

(1)	Capital resources include a transitional IFRS 9 benefit at 31 December 2018 of £21m (1 January 2018: £18m).

AT1 capital

These are preference shares and innovative/hybrid Tier 1 securities. None of the instruments we issued before 1 January 2014 fully meet the CRD IV AT1 capital rules, which apply from that date. These instruments will be phased out by CRD IV rules which restrict their recognition as capital. The £750m Perpetual Capital Securities (net of issuance costs), the £800m Perpetual Capital Securities and the £500m Perpetual Capital Securities we issued since then fully meet the CRD IV AT1 capital rules.

Tier 2 capital

These are fully CRD IV eligible Tier 2 instruments and grandfathered Tier 2 instruments whose recognition as capital is being phased out under CRD IV.

Pension risk (unaudited)